American Century ETF Trust
Statement of Additional Information (SAI) Supplement
Avantis® All Equity Markets ETF
Avantis® All Equity Markets Value ETF
Avantis® All International Markets Equity ETF
Avantis® All International Markets Value ETF
Avantis® Moderate Allocation ETF

Supplement dated August 1, 2026 ■ SAI dated May 5, 2026

The following replaces the entries for Avantis All Equity Markets ETF, Avantis All Equity Markets Value ETF, Avantis All International Markets Equity ETF, Avantis All International Markets Value ETF and Avantis Moderate Allocation ETF in the first table in the Investment Advisor section on pages 44-45 of the SAI:

Fund	Management Fee Rate
Avantis All Equity Markets ETF	0.03%
Avantis All Equity Markets Value ETF	0.03%
Avantis All International Markets Equity ETF	0.03%
Avantis All International Markets Value ETF	0.03%
Avantis Moderate Allocation ETF	0.03%

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